Exhibit 10.6

Certain personally identifiable information has been omitted from this exhibit pursuant to item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 21, 2026, by and between Kensington Capital Acquisition Corp. VI, a Cayman Islands exempted company (the “Company”), and the purchaser identified on the signature pages hereto (including its successors and assigns, the “Purchaser”).

WHEREAS, the Company, Nth Cycle, Inc., a Delaware corporation (the “Target”), Homeland Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub I”), Homeland Merger Sub II, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Merger Sub II”), and, solely for the purposes of Section 6.21 of the Business Combination Agreement (as defined below), Kensington Capital Sponsor VI LLC, a Delaware limited liability company (the “Sponsor”), are entering into a Business Combination Agreement, dated on or about the date of this Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement,” and the transactions contemplated by the Business Combination Agreement, the “Business Combination”), pursuant to which, among other things, Merger Sub I shall merge with and into the Target, with the Target surviving the Merger as a direct wholly-owned subsidiary of the Company (the “First Merger”), and immediately following the First Merger, the Target shall merge with and into Merger Sub II, with Merger Sub II surviving the merger as a direct wholly owned subsidiary of the Company;

WHEREAS, in connection with the Business Combination, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the preamble.

“Board of Directors” means the board of directors of the Company.

“Business Combination” shall have the meaning ascribed to such term in the recitals.

“Business Combination Agreement” shall have the meaning ascribed to such term in the recitals.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or Boston, Massachusetts are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York, New York or Boston, Massachusetts are generally open for use by customers on such day.

“Class A Ordinary Shares” means the Company’s Class A ordinary shares, par value $0.0001 per share.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means, following the Domestication, the Company’s common stock, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company” shall have the meaning ascribed to such term in the preamble.

“Company Material Adverse Effect” means any event, state of facts, condition, change, development, circumstance, occurrence or effect, that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, results of operations or financial condition of the Company; or (ii) does or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the ability of the Company to consummate the Transactions; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: (a) the announcement of this Agreement and consummation of the transactions contemplated hereby; (b) the taking of any action required by this Agreement; (c) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic or change in climate; (d) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions; (e) the Redemption; (f) any breach of any covenants, agreements or obligations of any investor in any PIPE Investment (including any breach of such Person’s obligations to fund any amounts thereunder when required); (g) changes in applicable Law or interpretations thereof after the date of this Agreement; (h) changes in GAAP (or any interpretation thereof) after the date of this Agreement; or (i) any change in interest rates or economic, political, business or financial market conditions generally; provided, further, however, that any event, state of facts, condition, change, development, circumstance, occurrence or effect referred to in clauses (c), (d), (g), (h) or (i) above may be taken into account in determining if a Company Material Adverse Effect has occurred to the extent it has a disproportionate and adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Company relative to similarly situated companies in the industry in which the Company conducts its operations, but only to the extent of the incremental disproportionate effect on the Company relative to similarly situated companies in the industry in which the Company conducts its operations.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(i).

“Domestication” means the Company’s migration to and domestication as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended and the Cayman Islands Companies Act (As Revised) in connection with the closing of the Business Combination.

“Effective Date” means the first date on which (a) for any portion of the Securities, such Securities have been sold pursuant to an effective registration statement (including the Registration Statement) or (b) all of the Securities have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 (but with no volume or other restrictions or limitations as to manner or timing of sale).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“First Merger” shall have the meaning ascribed to such term in the recitals.

“GAAP” shall mean generally accepted accounting principles in the United States of America.

“Governmental Authority” means any federal, state, local, foreign government or other governmental, quasi-governmental, regulatory or administrative authority, body, instrumentality, department, board, bureau or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body (private or public).

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Liabilities” means any and all liabilities, Indebtedness, Legal Proceedings or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP or other applicable accounting standards).

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, or any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Merger Sub I” shall have the meaning ascribed to such term in the recitals.

“Merger Sub II” shall have the meaning ascribed to such term in the recitals.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, judicial award or other action that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

“Organizational Documents” means, with respect to any Person that is an entity, its certificate of incorporation or formation, bylaws, operating agreement, memorandum and articles of association or similar organizational documents, in each case, as amended.

“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PIPE Investment” shall have the meaning ascribed to such term in the Business Combination Agreement.

“Placement Agents” means Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and Drexel Hamilton, LLC.

“Proceeding” means an action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the applicable party, threatened against or affecting the applicable party or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Purchaser” shall have the meaning ascribed to such term in the preamble.

“Redemption” shall have the meaning ascribed to such term in the Business Combination Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(l).

“Securities” means the shares of Common Stock purchased pursuant to this Agreement in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Sponsor” shall have the meaning ascribed to such term in the recitals.

“Stock Exchange” means either The Nasdaq Stock Market LLC or the New York Stock Exchange (or any successors to any of the foregoing).

“Subscription Amount” shall mean the aggregate amount to be paid for the shares of Common Stock purchased hereunder pursuant to the terms of this Agreement as set forth across on the Purchaser’s signature page attached hereto in U.S. dollars and in immediately available funds.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules.

“Target” shall have the meaning ascribed to such term in the recitals.

“Target Companies” means the Target and its subsidiaries.

“Taxes” means all direct or indirect federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges in the nature of a tax, together with any interest and any penalties, additions to tax or additional amounts with respect thereto imposed by a Governmental Authority.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transactions” means each of the transactions contemplated by this Agreement.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, and any successor transfer agent of the Company.

ARTICLE II

PURCHASE AND SALE

2.1 Closing.

(a) At least five (5) Business Days prior to the date the Company reasonably expects all conditions to the closing of the Business Combination to be satisfied and the closing of the Business Combination to actually occur (the “Anticipated Closing Date”), the Company shall deliver written notice to the Purchaser (the “Closing Notice”) specifying (i) the Anticipated Closing Date and (ii) the wire instructions for delivery of the Subscription Amount to the Company. No later than two (2) Business Days prior to the Anticipated Closing Date or such other time agreed to in writing between the Company and the Purchaser, the Purchaser shall deliver the Subscription Amount for the Securities by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice, such funds to be held by the Company in escrow until the Closing, and deliver to the Company such information as is reasonably requested in the Closing Notice in order for the Company to issue the Securities to the Purchaser, including, without limitation, the legal name of the person in whose name the Securities are to be issued. In the event that the consummation of the Business Combination does not occur within three (3) Business Days after the Anticipated Closing Date, unless otherwise agreed to in writing by the Company and the Purchaser, the Company shall promptly (but in no event later than two (2) Business Days after such three (3)

Business Day period has lapsed) return the Subscription Amount so delivered by the Purchaser to the Company by wire transfer in immediately available funds to the account specified by the Purchaser, and any book entries shall be deemed cancelled. Notwithstanding such return or cancellation, (x) a failure to close on the Anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in Section 2.3 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Agreement is terminated in accordance with Section 5.1 herein, the Purchaser shall remain obligated (1) to redeliver funds to the Company in accordance with this Section 2.1 following the Company’s delivery to the Purchaser of a new Closing Notice and (2) to consummate the Closing immediately prior to or substantially concurrently with the consummation of the Business Combination.

(b) On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase for the Subscription Amount, a number of shares of Common Stock as set forth on the Purchaser’s signature page attached hereto.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall cause to be created a book-entry position in the name or names designated by the Purchaser evidencing a number of shares of Common Stock as set forth on the Purchaser’s signature page attached hereto, registered in the name of the Purchaser.

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the Purchaser’s Subscription Amount.

2.3 Closing Conditions.

(a) The Closing shall be subject to the satisfaction, or valid waiver in writing by each of the parties hereto, of the conditions that, on the Closing Date:

(i) all conditions precedent to the closing of the Business Combination set forth in Article VII of the Business Combination Agreement shall have been satisfied (as determined by the parties to the Business Combination Agreement) or waived in writing by the Person(s) with the authority to make such waiver (other than those conditions which, by their nature, are to be satisfied at the closing of the Business Combination pursuant to the Business Combination Agreement including to the extent that any such condition precedent is, or is dependent upon, the consummation of the transactions contemplated hereby), and the closing of the Business Combination shall be scheduled to occur concurrently with the Closing; and

(ii) no Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby (including, without limitation, the Domestication) illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby.

(b) The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on the Closing Date:

(i) except as otherwise provided under Section 2.3(b)(ii), all representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the Purchaser of each of the representations, warranties and agreements of the Purchaser contained in this Agreement as of the Closing Date, but without giving effect to consummation of the Business Combination, or as of such earlier date, as applicable;

(ii) the representations and warranties of the Purchaser contained in Section 3.2(q) of this Agreement shall be true and correct at all times on or prior to the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Purchaser of such representations and warranties;

(iii) the Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iv) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(c) The obligation of the Purchaser to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Purchaser of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of the Company contained in this Agreement as of the Closing Date, but without giving effect to the consummation of the Business Combination, or as of such earlier date, as applicable;

(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in any SEC Reports filed by the Company or other documents submitted or furnished to the SEC by the Company on or prior to the date of this Agreement, or on or prior to the Closing Date, as applicable, and provided that no representation or warranty by the Company shall apply to any statement or information in the SEC Reports that relates to changes to historical accounting policies of the Company in connection with any order, directive, guideline, comment or recommendation from the Commission or the Company’s auditor or accountant that is applicable to the Company (collectively, the “Company SEC Guidance”), nor shall any correction, amendment, revision or restatement of the Company’s financial statements due wholly or in part to the Company SEC Guidance or any other accounting matters, nor any other effects that relate to or arise out of, or are in connection with or in response to, any of the foregoing or any changes in accounting or disclosure related thereto, be deemed to be a breach of any representation or warranty by the Company, the Company represents and warrants to the Purchaser, as of the date of this Agreement and as of the Closing Date (or, if such representations and warranties are made with respect to a specified date, as of such date):

(a) The Company (i) is validly existing and in good standing under the laws of the jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect.

(b) As of the Closing Date, the Securities will be duly authorized and, when issued, paid for and delivered in accordance with this Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under applicable securities laws), and will not have been issued in violation of any preemptive or similar rights created under the Company’s Organizational Documents (as adopted on the Closing Date) or the laws of its jurisdiction of incorporation.

(c) This Agreement has been duly authorized, validly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by the Purchaser, this Agreement shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”).

(d) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, the execution and delivery of this Agreement, the issuance and sale of the Securities hereunder, the compliance by the Company with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) the Organizational Documents of the Company, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.

(e) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Agreement (including, without limitation, the issuance of the Securities), other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below), (iii) filings required by the Commission, (iv) filings required by the Stock Exchange, including with respect to obtaining shareholder approval, (v) filings and approvals required to consummate the Business Combination as provided under the Business Combination Agreement, including those required in connection with the Domestication, (vi) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) those filings, the failure of which to obtain would not have a Company Material Adverse Effect.

(f) Except for such matters as have not had and would not have a Company Material Adverse Effect, there is no (i) Proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.

(g) Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Securities by the Company to the Purchaser.

(h) Neither the Company nor any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities. The Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Neither the Company nor any person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions. Neither the Company nor any person acting on the Company’s behalf has offered or sold any securities, or has taken any other action, which would reasonably be expected to subject the offer, issuance or sale of the Securities, as contemplated hereby, to the registration provisions of the Securities Act.

(i) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

(j) Except as would not reasonably be expected to be material to the Company, the Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder.

(k) As of the Closing Date, the Common Stock will be eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The Company’s Transfer Agent is a participant in DTC’s Fast Automated Securities Transfer Program.

(l) As of their respective filing dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports required to be filed by the Company with the Commission (the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no material outstanding or unresolved comments in comment letters received by the Company from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Notwithstanding the foregoing, this representation and warranty shall not apply to any statement or information in the SEC Reports that relates or arises from the topics referenced in the Company SEC Guidance, and any restatement, revision or other modification to the SEC Reports (including any financial statements contained therein) relating to or arising from the Company SEC Guidance shall not be deemed material noncompliance for purposes of this Agreement.

(m) As of the date of this Agreement, the authorized share capital of the Company is $11,100 divided into 100,000,000 Class A Ordinary Shares, 10,000,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) and 1,000,000 preference shares, par value $0.0001 per share (the “Preference Shares”). As of the date of this Agreement and immediately prior to the Domestication and prior to giving effect to the Closing and the Business Combination: (i) 23,000,000 Class A Ordinary Shares, 9,857,142 Class B Ordinary Shares and no Preference Shares were issued and outstanding; (ii) warrants to purchase an aggregate of 37,600,000 Class A Ordinary Shares were issued and outstanding; and (iii) no Ordinary Shares were subject to issuance upon exercise of outstanding options. All issued and outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights. As of the date of this Agreement, except as set forth above and pursuant to the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Ordinary Shares or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. Except as set forth in the Business Combination Agreement, as of the date of this Agreement, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than (A) as set forth in the SEC Reports and (B) as contemplated by the Business Combination Agreement. Except as described in the SEC Reports, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

(n) The issued and outstanding Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the Stock Exchange under the symbol “KCAC.” Except as set forth in the SEC Reports or as contemplated by the Business Combination Agreement: (i) there is no suit, Proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the Stock Exchange or the Commission with respect to any intention by such entity to deregister the Class A Ordinary Shares or prohibit or terminate the listing of the Class A Ordinary Shares on the Stock Exchange and (ii) the Company has taken no action that is designed to terminate the registration of the Class A Ordinary Shares under the Exchange Act. Following the Domestication and upon consummation of the Business Combination, the shares of Common Stock are expected to be registered under the Exchange Act and listed for trading on the Stock Exchange.

(o) To the knowledge of the Company, the Company is not, and immediately after receipt of payment for the Securities and consummation of the Business Combination, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(p) Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(q) The Company’s accounting firm is CBIZ CPAs P.C. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(r) There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under this Agreement.

(s) The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated thereby and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement or the transactions contemplated hereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(t) The Company has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(u) The Company is solely responsible for the payment of any fees, costs, expenses and commissions of the Placement Agents.

(v) Other than the Placement Agents’ fees, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the sale of Securities.

(w) The Company hereby acknowledges and agrees that (i) each Placement Agent is acting solely as a placement agent in connection with the execution, delivery and performance of this Agreement and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for the Purchaser, the Company or any other person or entity in connection with the execution, delivery and performance of this Agreement, (ii) neither Placement Agent has made nor will make any representation or warranty, whether express or implied, of any kind or character and neither Placement Agent has provided any advice or recommendation in connection with the execution, delivery and performance of the Agreement and (iii) neither Placement Agent will have any responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Agreement, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (B) the business, affairs, financial condition, operations or properties of, or any other matter concerning the Company.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date of this Agreement and as of the Closing Date (or, if such representations and warranties are made with respect to a specified date, as of such date):

(a) The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation with the requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by the Purchaser, and assuming the due authorization, execution and delivery of the same by the Company, shall constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to the Enforceability Exceptions.

(c) The execution, delivery and performance of this Agreement, including the purchase of the Securities hereunder, the compliance by the Purchaser with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Purchaser pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of the property or assets of the Purchaser is subject; (ii) the Organizational Documents of the Purchaser; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Purchaser or any of its properties that in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the Purchaser’s ability to consummate the transactions contemplated by this Agreement, including the purchase of the Securities.

(d) At the time the Purchaser was offered the Securities, (i) it was, and as of the date of this Agreement it is, an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), satisfying the applicable requirements set forth on Annex A hereto, (ii) acquiring the Securities only for its own account and not for the account of others, or if the Purchaser is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and the Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A following the signature page hereto).

(e) The Purchaser acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act or the securities laws of any state in the United States or other jurisdiction and that the Company is not required to register the Securities except as set forth in this Agreement. The Purchaser acknowledges and agrees that the Securities may not be offered, resold, transferred, pledged or otherwise disposed of by the Purchaser absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, or (iii) an ordinary course pledge such as a broker lien over account property generally, and, in each of clauses (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Securities shall contain a restrictive legend to such effect. The Purchaser acknowledges and agrees that the Securities will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, the Purchaser may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. The Purchaser acknowledges and agrees that the Securities will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year following the filing of certain required information with the Commission after the Closing Date. The Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Securities.

(f) The Purchaser understands and agrees that it is purchasing the Securities directly from the Company. The Purchaser further acknowledges that there have not been, and the Purchaser hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to the Purchaser by the Company, the Target, the Sponsor, any of their respective Affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Business Combination or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company set forth in this Agreement. The Purchaser agrees that none of (i) any other Purchaser (including the controlling persons, members, officers, directors, partners, agents, or employees of any such other Purchaser), (ii) the Sponsor, its Affiliates (other than the Company), or any of its or its Affiliates’ respective control persons, officers, directors or employees or (iii) any other party to the Business Combination Agreement, including any such party’s representatives, Affiliates or any of its or their control persons, officers, directors or employees, that is not a party hereto, shall be liable to the Purchaser pursuant to this Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

(g) In making its decision to purchase the Securities, the Purchaser has relied solely upon independent investigation made by the Purchaser and the Company’s representations in Section 3.1 of this Agreement. The Purchaser acknowledges and agrees that the Purchaser has received such information as the Purchaser deems necessary in order to make an investment decision with respect to the Securities, including with respect to the Company, the Target Companies and the Business Combination, and made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to the Purchaser’s investment in the Securities. Without limiting the generality of the foregoing, the Purchaser acknowledges that it has reviewed the Company’s filings with the Commission. The Purchaser represents and agrees that the Purchaser and the Purchaser’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Purchaser and the Purchaser’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities. The Purchaser acknowledges that certain information provided by the Company and the Target was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The Purchaser further acknowledges that the information provided to the Purchaser was preliminary and subject to change, including in the registration statement and the proxy statement and/or prospectus that the Company intends to file with the Commission in connection with the Business Combination (which will include substantial additional information about the Company, the Target Companies and the Business Combination and will update and supersede the information previously provided to the Purchaser). The Purchaser acknowledges and agrees that none of the Sponsor or any of its Affiliates or any of such Person’s or its Affiliate’s control persons, officers, directors, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”) has provided the Purchaser with any information, recommendation or advice with respect to the Securities nor is such information, recommendation or advice necessary or desired. None of the Sponsor or any of its respective Affiliates or Representatives has made or makes any representation as to the Company or the Target Companies or the quality or value of the Securities. In addition, the Company, the Target, the Sponsor and their respective Affiliates or Representatives may have acquired non-public information with respect to the Company or the Target Companies which the Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to the Purchaser, none of the Company, the Target, the Sponsor or any of their respective Affiliates or Representatives has acted as a financial advisor or fiduciary to the Purchaser.

(h) The Purchaser became aware of this offering of the Securities solely by means of direct contact between the Purchaser and the Company or its Affiliates, by means of direct contact between the Purchaser and the Target or its Affiliates, and Securities were offered to the Purchaser solely by direct contact between the Purchaser and the Company or its Affiliates. The Purchaser did not become aware of this offering of the Securities, nor were the Securities offered to the Purchaser, by any other means. The Purchaser acknowledges that the Company represents and warrants that the Securities (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(i) The Purchaser acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the SEC Reports. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Purchaser has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Purchaser has considered necessary to make an informed investment decision. The Purchaser (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Securities. The Purchaser understands and acknowledges that the purchase and sale of the Securities hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(j) The Purchaser has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Purchaser and that the Purchaser is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Purchaser’s investment in the Company. The Purchaser acknowledges specifically that a possibility of total loss exists.

(k) The Purchaser understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(l) The Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided that the Purchaser is permitted to do so under applicable law. If the Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, the Purchaser maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, the Purchaser maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Securities were legally derived.

(m) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Securities hereunder.

(n) The Purchaser (i) will have sufficient funds to pay the Subscription Amount pursuant to Section 2.2(b) of this Agreement and any expenses incurred by the Purchaser in connection with the transactions contemplated by or in connection with this Agreement; (ii) has the resources and capabilities (financial or otherwise) to perform its obligations under this Agreement; and (iii) has not incurred any obligation, commitment, restriction or Liability of any kind, absolute or contingent, present or future, which would impair or adversely affect its ability to perform its obligations under this Agreement.

(o) The Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, the Target, the Sponsor or any of their respective Affiliates or any of their respective or their respective Affiliates’ control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of the Company contained in Section 3.1 of this Agreement, in making its investment or decision to invest in the Company. The Purchaser agrees that none of (i) any other Purchaser or any other Person participating in any other private placement of shares of Common Stock (including the controlling persons, officers, directors, partners, agents or employees of any such other Person), (ii) the Company, its Affiliates or any of its or their respective Affiliates’ control persons, officers, directors, partners, agents, employees or representatives, nor (iii) the Sponsor, its Affiliates or any of its or their respective Affiliates’ control persons, officers, directors, partners, agents, employees or representatives shall be liable to the Purchaser or any other Purchaser pursuant to this Agreement or any other agreement related to a private placement of Securities for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities hereunder or thereunder.

(p) No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by the Purchaser solely in connection with the sale of the Securities to the Purchaser.

(q) At all times on or prior to the Closing Date, the Purchaser has no binding commitment to dispose of, or otherwise transfer (directly or indirectly), any of the Securities.

(r) The Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with the Purchaser, shall, directly or indirectly, engage in any hedging activities or execute any Short Sales with respect to the securities of the Company from the date of this Agreement until the Closing or the earlier termination of this Agreement in accordance with its terms.

(s) Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by the Purchaser with the Commission with respect to the beneficial ownership of the Company’s outstanding securities prior to the date of this Agreement, the Purchaser is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(t) The Purchaser acknowledges that (i) the Company, the Target Companies, the Sponsor and any of their respective Affiliates, control persons, officers, directors, employees, agents or representatives currently may have, and later may come into possession of, information regarding the Company and the Target Companies that is not known to the Purchaser and that may be material to a decision to purchase the Securities, (ii) the Purchaser has determined to purchase the Securities notwithstanding its lack of knowledge of such information, and (iii) none of the Company, the Target Companies, the Sponsor or any of their respective Affiliates, control persons, officers, directors, employees, agents or representatives shall have Liability to the Purchaser, and the Purchaser hereby, to the extent permitted by law, waives and releases any claims it may have against the Company, the Target Companies, the Sponsor and their respective Affiliates, control persons, officers, directors, employees, agents or representatives, with respect to the nondisclosure of such information.

(u) The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(v) The Purchaser understands and agrees that it is purchasing the Securities directly from the Company. The Purchaser further acknowledges that there have not been, and the Purchaser hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to the Purchaser by the Company, any Placement Agent, or any of their respective Affiliates or any of their control persons, officers, directors, employees, partners, agents or representatives, or any other person or entity, expressly or by implication, other than those representations, warranties covenants and agreements of the Company set forth in this Agreement. The Purchaser agrees that no Placement Agent, its Affiliates or any of its Affiliates’ control persons, officers, directors or employees shall be liable to the Purchaser pursuant to this Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

(w) The Purchaser acknowledges and agrees that no Placement Agent, nor any of its respective officers, directors, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”) has provided the Purchaser with any information, recommendation or advice with respect to the Securities nor is such information, recommendation or advice necessary or desired. No Placement Agent has made or makes any representation as to the Company or the quality or value of the Securities. In addition, the Company, each Placement Agent and their respective Affiliates or Representatives possess or have acquired non-public information with respect to the Company which the Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to the Purchaser, no Placement Agent has acted as a financial advisor or a fiduciary to the Purchaser.

(x) The Purchaser became aware of this offering of the Securities solely by means of direct contact between the Purchaser and the Company or its Affiliates, by means of direct contact between the Purchaser or its Affiliates or by means of contact from a Placement Agent, and Securities were offered to the Purchaser solely by direct contact between the Purchaser and the Company or its Affiliates. The Purchaser did not become aware of this offering of the Securities, nor were the Securities offered to the Purchaser, by any other means. The Purchaser acknowledges that the Company represents and warrants that the Securities (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(y) The Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, any Placement Agent or any of their respective Affiliates or any of their control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of the Company contained in Sections 3.1 of this Agreement, in making its investment or decision to invest in the Company. The Purchaser agrees that none of (i) any other Person participating in any other private placement of shares of Common Stock (including the controlling persons, officers, directors, partners, agents or employees of any such other Person), (ii) the Company, its Affiliates or any of its respective Affiliates’ control persons, officers, directors, partners, agents, employees or representatives nor (iii) any Placement Agent, its Affiliates or any of its respective control persons, officers, directors, partners, agents, employees or representatives shall not be liable to the Purchaser pursuant to the Agreement or any other agreement related to a private placement of Securities for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities hereunder or thereunder. Purchaser and the Company agree that the obligations of the Placement Agents under this Agreement or any other agreement entered into in connection with the PIPE Investment are several and not joint.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Purchaser under this Agreement.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties; provided, however, that, as a prerequisite to such pledge, the Purchaser shall (x) provide notice to the Company of such pledge or transfer at least five (5) Business Days prior thereto and (y) cause to be delivered to the Company customary legal opinions of legal counsel of the pledgee, secured party and pledgor as shall be reasonably requested by the Company in connection therewith. Thereafter, at the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling securityholders thereunder.

(c) Certificates (or reasonable evidence of issuance by book entry, as applicable) evidencing the Securities shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) following the sale or disposition of such Securities pursuant to an effective registration statement (including the Registration Statement) covering the resale of such security, or (ii) following any sale of such Securities pursuant to Rule 144. The Company shall use commercially reasonable efforts to cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder or if requested by the Purchaser, respectively, in each case, if the proposed sale is to be made pursuant to an effective registration statement or subject to an exemption from registration under the federal securities laws. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this

Section 4.1(c), it will, no later than the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate (or reasonable evidence of issuance by book entry, as applicable) representing Securities, as applicable, issued with a restrictive legend, deliver or cause to be delivered to the Purchaser a certificate (or reasonable evidence of issuance by book entry, as applicable) representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate (or reasonable evidence of issuance by book entry, as applicable) representing Securities, as applicable, issued with a restrictive legend.

(d) The Purchaser agrees with the Company that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates (or reasonable evidence of issuance by book entry, as applicable) representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Registration Rights.

(a) The Company shall, within thirty (30) days after the Closing (the “Filing Deadline”), file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Securities (the “Registration Statement”), and use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the earlier of (A) the filing of the Registration Statement and (B) the Filing Deadline and (ii) the 5th Business Day after the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such date, the “Effectiveness Deadline”); provided that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days on which the Commission remains closed. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of shares of Common Stock which is equal to the maximum number of shares as is permitted by the Commission. In such event, the number of

Securities and any other shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, the Company shall file one or more new Registration Statement(s) (such new Registration Statement shall also be deemed to be “Registration Statement” hereunder) to register such additional Securities and cause such Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided that the Additional Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing of such Registration Statement if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided further that the Company shall have such Registration Statement declared effective within ten (10) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided further that (i) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Additional Effectiveness Deadline shall be extended by the same number of Business Days on which the Commission remains closed. Any failure by the Company to file a Registration Statement by the Filing Deadline or to effect the Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or effect a Registration Statement as set forth in this Section 4.2. For purposes of this Section 4.2, the term “Company” shall refer to the Company and the Target on a combined basis following the closing of the Business Combination.

(b) The Company’s obligation to include the Securities in the Registration Statement is contingent upon the Purchaser furnishing in writing to the Company such information regarding the Purchaser, the securities of the Company held by the Purchaser and the intended method of disposition of the Securities as shall be reasonably requested by the Company to effect the registration of the Securities, and upon the Purchaser executing such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations (other than a lock-up or other similar agreement restricting the ability of the Purchaser to transfer the Securities). The Company will provide a draft of the Registration Statement to the Purchaser for review at least five (5) Business Days in advance of filing the Registration Statement and shall in good faith consider the Purchaser’s reasonable comments thereto, if any. Unless required under applicable laws and Commission rules, in no event shall the Purchaser be identified as a statutory underwriter in the Registration Statement; provided that if the Purchaser is required to be so identified as a statutory underwriter in the Registration Statement, the Purchaser will have an opportunity to withdraw its Securities from the Registration Statement. The Company agrees that, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company will use its commercially reasonable efforts to, at its expense, cause such Registration Statement to remain effective with respect to the Purchaser, keep any qualification, exemption or compliance under state securities laws which the Company determines to obtain continuously effective with respect to the Purchaser, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the Effective Date. If the filing, initial effectiveness or continued use of a Registration Statement at any time would (a) require the Company to make an adverse disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (c) in the good faith judgment of the Board of Directors, be seriously detrimental to the Company and its holders of capital stock, (such circumstance, a “Suspension Event”) and it would therefore be essential to defer such filing, initial effectiveness or continued use at such time, the Company shall have the right, upon delivering prompt written notice to the Purchaser of such action (which notice shall not specify the nature of the event giving rise to such delay or suspension), to delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose, such delays or suspensions not to exceed more than an aggregate of 45 days in any consecutive 12-month period. In the event the Company exercises its rights under this Section 4.2(b), the Purchaser agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the prospectus relating to any Registration Statement in connection with any sale or offer to sell Securities until such Purchaser receives written notice from the Company that such sales or offers of Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents, subject to (A) disclosure to the Purchaser’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, and (B) disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential, and unless (x) such information is already known by the Purchaser or publicly available or (y) the Purchaser is otherwise required by law or subpoena to disclose such information.

(c) The Purchaser may deliver written notice (an “Opt-Out Notice”) to the Company requesting that the Purchaser not receive notices from the Company otherwise required by Section 4.2(b); provided, however, that the Purchaser may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Purchaser (unless subsequently revoked), (i) the Company shall not deliver any such notices to the Purchaser and the Purchaser shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Purchaser’s intended use of an effective Registration Statement, the Purchaser will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 4.2(c)) and the related suspension period remains in effect, the Company will so notify the Purchaser within one (1) Business Day of the Purchaser’s notification to the Company by delivering to the Purchaser a copy of such previous notice of Suspension Event, and thereafter will provide the Purchaser with the related notice of the conclusion of such Suspension Event promptly following its availability.

(d) In the case of the registration effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Purchaser as to the status of such registration. The Company shall advise the Purchaser within five (5) Business Days:

(i) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(iv) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the Purchaser of such events, provide the Purchaser with any material, nonpublic information regarding the Company other than to the extent that providing notice to the Purchaser of the occurrence of the events listed in (i) through (iv) above may constitute material, nonpublic information regarding the Company.

(e) The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable.

(f) Except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement as contemplated by this Agreement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities required hereby.

(h) For purposes of this Section 4.2, “Securities” shall mean, as of any date of determination, the Securities and any other equity security issued or issuable with respect to the Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, and “Purchaser” shall include any affiliate of the undersigned Purchaser to which the rights under this Section 4.2 shall have been duly assigned.

4.3 Furnishing of Information; Public Information. Until the time that the Purchaser does not own any Securities, the Company shall use commercially reasonable efforts to timely file all reports required to be filed by the Company after the date of this Agreement pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5 Securities Laws Disclosure; Publicity. The Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Purchaser (not to be unreasonably withheld, delayed or conditioned), except (a) as required by federal securities law or requested by the staff of the Commission in connection with (i) any filings in connection with the Business Combination, (ii) any Registration Statement and (iii) the filing of this Agreement with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (b). The Company shall further (a) issue a press release and/or file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, which shall have been previously reviewed by counsel for the Placement Agent, and (b) in respect of any information that is issued in a press release, file a Current Report on Form 8-K, which shall have been previously reviewed by counsel for the Placement Agent, including this Agreement as an exhibit thereto, within the time required by the Exchange Act. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby in which the Purchaser is specifically identified by name, and neither the Company nor the Purchaser shall issue any such press release with respect to the transactions contemplated hereby in which the Purchaser is specifically identified by name nor otherwise make any such public statement with respect to the transactions contemplated hereby in which the Purchaser is specifically identified by name without the prior consent of the Company and the Placement Agent, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser and the Placement Agent, with respect to any press release of the Company; provided, however, that the foregoing shall in no way restrict the ability of the Company or the Target to make any filing with the Commission, Stock Exchange or other regulatory body.

4.6 Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that exclusively as a result of the transactions contemplated by this Agreement the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement.

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general corporate and working capital purposes, in the Company’s exclusive discretion.

4.8 Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Purchaser, its officers, directors, employees, advisers and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Purchaser and each affiliate (within the meaning of Rule 405 under the Securities Act) of the Purchaser, from and against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, any reasonable and documented outside attorneys’ fees) resulting from, based upon or arising out of any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances in which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by or on behalf of the Purchaser expressly for use therein.

(b) In connection with any Registration Statement in which a Purchaser is participating, such Purchaser shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) the Company and each affiliate (within the meaning of Rule 405 under the Securities Act) of the Company against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Purchaser expressly for use therein; provided, however, that the obligation to indemnify shall be severally and not jointly with any other Purchaser or other selling stockholder named in such Registration Statement, and the liability of each such Purchaser of Securities shall be in proportion to and limited to the net proceeds received by such Purchaser from the sale of Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (2) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling Person of such indemnified party and shall survive the transfer of the Securities purchased pursuant to this Agreement.

(e) If the indemnification provided under this Section 4.8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.8(a), 4.8(b) and 4.8(c) above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.8(e) from any Person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 4.8(e) by any seller of Securities, together with any amounts under Section 4.8(b), shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Securities pursuant to the Registration Statement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Agreement.

4.9 Certain Transactions and Confidentiality. The Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at the Cleanse Time (as defined below). The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company (the “Cleanse Time”), the Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that, (i) the Purchaser does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the Cleanse Time and (ii) the Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the Cleanse Time. Notwithstanding the foregoing, if the Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.10 Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States.

ARTICLE V

MISCELLANEOUS

5.1 Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further Liability on the part of any party in respect hereof, upon the earlier to occur of (a) the mutual written agreement of the parties hereto to terminate this Agreement, or (b) the termination (for any reason) of the Business Combination Agreement by any party to the same. Additionally, (i) the Company may terminate this Agreement with respect to the Purchaser if any of the conditions set forth in Section 2.3(b) applicable to the Purchaser shall have become incapable of fulfillment, and shall not have been waived by the Company; and (ii) the Purchaser may terminate this Agreement if (X) any of the conditions set forth in Section 2.3(c) shall have become incapable of fulfillment, and shall not have been waived by the Purchaser or (Y) the Closing shall not have occurred on or prior to the date on which the Target is permitted to terminate the Business Combination Agreement pursuant to Section 8.01(d) of the Business Combination Agreement. Notwithstanding the foregoing, nothing herein will relieve any party from Liability for any intentional breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such intentional breach; provided that in the event that the Business Combination Agreement is ever terminated by the Company and/or the Target for any reason, the Purchaser hereby agrees not to indirectly assert a claim against the Target by funding the Company or any other party to assert any such claim.

5.2 Fees and Expenses. Except as expressly set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion notice delivered by a Purchaser), stamp taxes and other Taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

5.3 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email at the e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company, the Purchaser and the Target. No amendment, modification, alteration or change to Section 3.1, Section 3.2, Section 4.5, Section 5.8 and Section 5.21 can be made without the prior written consent of each Placement Agent. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities; provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the Purchaser.

5.8 Third-Party Beneficiaries. The Placement Agent shall be the express third-party beneficiaries of the representations and warranties of the Company in Section 3.1 hereof and the representations and warranties of the Purchaser in Section 3.2 hereof. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8. Notwithstanding the foregoing, the parties hereto agree that the Target is an express third party beneficiary of the obligations of the Purchaser under this Agreement.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

5.10 Survival. The representations and warranties contained in Section 3.1 and Section 3.2 herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever the Purchaser exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any Proceeding for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.17 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. In this Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular portion of this Agreement.

5.18 Trust Account Waiver. The Purchaser hereby acknowledges that, as described in the Company’s prospectus relating to its initial public offering (the “IPO”) dated March 3, 2026 available at www.sec.gov, the Company has established a trust account (the “Trust Account”) containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company, its public shareholders and certain other parties. For and in consideration of the Company entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser on behalf of itself and each of its affiliates and subsidiaries, and each of its and their employees, agents, representatives and any other person or entity acting on its and their behalf hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, arising out of or as a result of, in connection with or relating in any way to this Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Agreement, and (c) agrees that it will not seek recourse against the Trust Account as a result of, in connection with or relating in any way to this Agreement; provided, however, that nothing in this Section 5.18 shall be deemed to limit the Purchaser’s right to distributions from the Trust Account in accordance with the Company’s memorandum and articles of association in respect of any redemptions by the Purchaser in respect of shares of Common Stock acquired by any means other than pursuant to this Agreement.

5.19 NO LIABILITY UPON GOOD FAITH TERMINATION. NONE OF THE COMPANY, TARGET, ANY OF THEIR AFFILIATES, OR ANY OTHER PARTY TO THE BUSINESS COMBINATION AGREEMENT, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EQUITYHOLDERS, MANAGERS, MEMBERS, ADVISORS OR LEGAL COUNSEL SHALL HAVE ANY LIABILITY (INCLUDING, BUT NOT LIMITED TO, AS A RESULT OF POTENTIAL LOST PROFITS AND OPPORTUNITIES) TO THE PURCHASER AS A RESULT OF THE TERMINATION OF THIS AGREEMENT AS A RESULT OF THE GOOD FAITH TERMINATION OF THE BUSINESS COMBINATION AGREEMENT BECAUSE OF A FAILURE OF A CLOSING CONDITION TO BE MET (SOLELY TO THE EXTENT SUCH FAILURE IS OUTSIDE OF THE CONTROL OF THE TARGET OR THE COMPANY, BUT REGARDLESS OF WHETHER THE BUSINESS COMBINATION AGREEMENT IS TERMINATED BY THE COMPANY OR TARGET).

5.20 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE FOREVER TRIAL BY JURY.

5.21 Exculpation of the Placement Agents. Each party hereto agrees for the express benefit of each Placement Agent, their affiliates and their representatives that:

(a) Neither Placement Agent nor its respective affiliates or representatives (i) shall be liable for any improper payment made in accordance with the information provided by the Company; (ii) make any representation or warranty, or have any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or in connection with any of the transactions; or (iii) shall be liable (A) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (B) for anything which any of them may do or refrain from doing in connection with this Agreement, except for such party’s own fraud, gross negligence, willful misconduct or bad faith.

(b) each Placement Agent, its respective affiliates and representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KENSINGTON CAPITAL ACQUISITION CORP. VI	Address for Notice:

1400 Old Country Road, Suite 301
Westbury, New York 11590
By:	Email: [***]
Name: Justin Mirro
Title: Chief Executive Officer

with a copy to (which shall not constitute notice):

Hughes Hubbard & Reed LLP

One Battery Park Plaza

New York, New York 10004

Attn: Charles A. Samuelson

Email: chuck.samuelson@hugheshubbard.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[COMPANY SIGNATURE PAGES TO KCAC SPA]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _____________________________________________________

Signature of Authorized Signatory of Purchaser: ______________________________

Name of Authorized Signatory: ____________________________________________

Title of Authorized Signatory: _____________________________________________

Email Address of Authorized Signatory: _____________________________________

Address for Notice to Purchaser: ___________________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $

Shares of Common Stock:

EIN / SSN Number:

[PURCHASER SIGNATURE PAGE TO KCAC SPA]

Annex A

ELIGIBILITY REPRESENTATIONS OF PURCHASER

A.	ACCREDITED INVESTOR STATUS (FOR ENTITIES)

(Please check the applicable subparagraphs):

1.	☐ The Purchaser is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) for one or more of the following reasons (Please check the applicable subparagraphs):

☐

Any bank, registered broker or dealer, insurance company, registered investment company, business development company, small business investment company, private business development company, or rural business investment company;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐

Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐

Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

☐

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose subscription/purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

ANNEX A

☐

Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐

Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐

Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph and that is an institution; or

☐	Any entity in which all of the equity owners are accredited investors (Please check the applicable subparagraphs):

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

Annex A

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status; or

☐

Any natural person who is a “knowledgeable employee,” as defined in the Investment Company Act, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

B.	ACCREDITED INVESTOR STATUS (FOR INDIVIDUALS)

1.

☐   The Purchaser is a natural person who is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) for one or more of the following reasons (Please check the applicable subparagraph(s)):

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

Annex A

☐

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status; or

☐

Any natural person who is a “knowledgeable employee,” as defined in the Investment Company Act, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

C.	AFFILIATE STATUS: The Purchaser:

is: ☐     OR       is not: ☐

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by the Purchaser.

Name of Purchaser:	State/Country of Formation or Domicile (if applicable):

By:

Name:

Title:

Annex A